SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                               November 15, 2007
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                        (Date of earliest event reported)


                      HARRINGTON WEST FINANCIAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                    0-50066                     48-1175170
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(State or other jurisdiction   (Commission File Number)          (IRS Employer
        of incorporation)                                    Identification No.)


610 Alamo Pintado Road, Solvang, California                    93463
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(Address of principal executive offices)                     (Zip Code)


                                 (805) 688-6644
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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 (Former name, former address and former fiscal year, if changed since last report)

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Table of Contents

Item 5.02(c). Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Item 9.01.        Financial Statements and Exhibits.

SIGNATURE

EXHIBIT 99.1


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Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

                  (c) Effective December 1, 2007, Leigh Sherman, age 58, was appointed Senior Vice President, Chief Retail Banking and Marketing Officer of Los Padres Bank, a wholly owned subsidiary of Harrington West Financial Group, Inc. Mr. Sherman's term of office will continue until his successor is duly appointed. Prior to joining Los Padres Bank, Mr. Sherman was most recently Chief Marketing Officer for Amtrust Bank, responsible for marketing and internet banking. Prior to this position, Mr. Sherman worked in a similar capacity for M&I Bank. A copy of the press release announcing his appointment is attached as Exhibit 99.1.


Section 9 - Financial Statements and Exhibits

Item 9.01         Financial Statements and Exhibits

         (d)      Exhibits:

                  99.1     Press Release Dated November 15, 2007



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    HARRINGTON WEST FINANCIAL GROUP, INC.


                                    By: /s/ Craig J. Cerny
                                        ------------------------------------
                                        Craig J. Cerny
                                        Chairman of the Board and Chief
                                        Executive Officer


Date:    November 15, 2007

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Exhibit Index:

         99.1     Press Release Dated November 15, 2007